UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549



                               FORM 8-K

           Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 26, 2006
                                                   -------------


              TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.

        (Exact Name of Registrant as Specified in its Charter)


             -----------------------------------------------

              Delaware                0-20303             13-2846796
              --------                -------             ----------
   (State or other jurisdiction    (Commission        (I.R.S. employer
         of incorporation)          file number)       identification no.)


       4 Hardscrabble Heights
           P.O. Box 382
           Brewster, NY                                      10509
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       (Address of principal                               (Zip Code)
         executive offices)


   Registrant's telephone number, including area codes: (845) 277-8100
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                              NOT APPLICABLE

       (Former name or former address, if changed since last report)



      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):


[  ]    Written communications pursuant to Rule 425 under the
        Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the
        Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b)
        under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c)
        under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
            ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      (c) Effective June 26, 2006, Touchstone Applied Science Associates, Inc. (the "Company") announced the appointment of Mr. James Williams as Vice President and Chief Financial Officer of the Company. A copy of this press release is attached as
Exhibit 99.1 to this Current Report and is incorporated herein by reference. The Company entered into an employment agreement with Mr. Williams for an initial two-year term. Pursuant to the employment agreement, Mr. Williams will be paid an annual base salary of $250,000, receive a bonus of $50,000 payable at the end of the Company's 2006 fiscal year, and was granted 50,000 options to purchase shares of the Company's Common Stock pursuant to the Company's 2000 Stock Incentive Plan, as amended, at an exercise price of $4.50 per share, subject to vesting in equal annual one-third installments, commencing June 26, 2007.

       Mr. Williams has more than 20 years of experience in financial and operational management positions. Prior to his employment by the Company, Mr. Williams spent the past five years with Office Depot, holding senior roles in one of its major subsidiaries, Tech Depot. Prior to his employment with Office Depot, Mr. Williams was the Chief
Financial Officer for 4SURE.com, a privately held organization specializing in the sale of technology products to businesses and public institutions. Mr.
Williams holds a degree in Accounting from Pace University and is a certified public accountant with memberships in the New York State Society Certified Public Accountants and the American Institute of Certified Public Accountants.

ITEM 9.01(d).  EXHIBITS.

      The following Exhibit is filed as part of this Report:


      Exhibit 99.1    Press release dated June 26, 2006.

                              SIGNATURES
                              ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       TOUCHSTONE APPLIED SCIENCE
                                       ASSOCIATES, INC.
Date:  June 29, 2006


                                       By: /s/ ANDREW L. SIMON
                                           --------------------
                                           Andrew L. Simon
                                           President and Chief
                                           Executive Officer and
                                           Chief Financial Officer

                             INDEX TO EXHIBITS
                             -----------------

Exhibit
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  99.1              Press release dated June 26, 2006.